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                                                                EXHIBIT 23.1


           CONSENT OF PRICE WATERHOUSE LLP INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining of our report dated August 10, 1995 (except as to the litigation settlement described in Note 10, which is as of August 28,
1995) which appears on page 22 of RasterOps Annual Report on Form 10-K for the year ended July 1, 1995.


                                  /s/ Price Waterhouse LLP
                                  ------------------------
                                  Price Waterhouse LLP



Palo Alto, California
September 20, 1995


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